Exhibit 99.1 I N V E S TO R P R E S E N TAT I O N N O V E M B E R 2 0 2 4

Disclaimer Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes certain financial measures that have not been prepared in a manner that complies with generally accepted accounting principles in the United States (“GAAP”), including adjusted EBITDA and EBITDA, per indenture (collectively, the “non-GAAP financial measures”). These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss under GAAP. Management believes that these non-GAAP financial measures provide meaningful information to investors because they provide insight into how effectively we operate our business. You should be aware that these non-GAAP financial measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the appendix of this presentation. Statements in this presentation that are “forward-looking statements” are based upon current expectations and assumptions and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “annualized,” “estimate,” “expected,” “intends,” “seek,” “will,” “should” or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain. Key risks are described in the Company’s reports filed with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including: • risk from social and natural catastrophic events; • external economic forces and conditions that could have a material adverse impact on our advertising revenues and results of operations; • the ability of our stations to compete effectively in their respective markets for advertising revenues; • our ability to develop compelling and differentiated digital content, products and services; • audience acceptance of our content, particularly our audio programs; • our ability to respond to changes in technology, standards and services that affect the audio industry; • our dependence on federally issued licenses subject to extensive federal regulation; • actions by the FCC or new legislation affecting the audio industry; • increases to royalties we pay to copyright owners or the adoption of legislation requiring royalties to be paid to record labels and recording artists; • our dependence on selected market clusters of stations for a material portion of our net revenue; • credit risk on our accounts receivable; • the risk that our FCC licenses and/or goodwill could become impaired; • our substantial debt levels and the potential effect of restrictive debt covenants on our operational flexibility and ability to pay dividends; • the potential effects of hurricanes on our corporate offices and stations; • the failure or destruction of the internet, satellite systems and transmitter facilities that we depend upon to distribute our programming; • disruptions or security breaches of our information technology infrastructure and information systems; • the loss of key personnel; • our ability to integrate acquired businesses and achieve fully the strategic and financial objectives related thereto and their impact on our financial condition and results of operations; • the fact that our Company is controlled by the Beasley family, which creates difficulties for any attempt to gain control of our Company; and • other economic, business, competitive, and regulatory factors affecting our businesses, including those set forth in our filings with the SEC. Our actual performance and results could differ materially because of these factors and other factors discussed in our SEC filings, including but not limited to our annual reports on Form 10-K or quarterly reports on Form 10-Q, copies of which can be obtained from the SEC website, www.sec.gov, or our website, www.bbgi.com. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. All information in this presentation is as of the date of this presentation, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations.

BEASLEY BROADCAST GROUP: TOMORROW’S MEDIA COMPANY TODAY ANNUALIZED EXPENSE BRIDGE: $’S IN MILLIONS (1) CHART REFLECTS BRIDGE OF ANNUALIZED OPERATING AND CORPORATE EXPENSE REDUCTIONS; ANNUALIZED RESULTS ESTIMATE THE FULL YEAR IMPACT IF THE COST REDUCTIONS HAD OCCURRED ON 1/1/2024 AND EXCLUDE ONE-TIME SEVERANCE CHARGES (2) REFLECTS REDUCTIONS IN HEADCOUNT FROM MAY 2024 THROUGH OCTOBER 2024 (3) REFLECTS EXPECTED SAVINGS FROM THE CLOSURES OF GUARANTEE DIGITAL AND THE OUTLAWS (4) REFLECTS EXPECTED SAVINGS FROM THE TRANSITION OF WBOS TO BLOOMBERG RADIO AS OF 9/3/2024 (5) REFLECTS NEGOTIATED REDUCTIONS IN PROGRAMMING RIGHTS FEES

BEASLEY BROADCAST GROUP: TOMORROW’S MEDIA COMPANY TODAY CURRENT EXPECTED QUARTERLY IMPACT TO EXPENSES (OPERATING + CORPORATE): $’S IN MILLIONS Q1’24Q2’24Q3’24Q4’24EQ1’25E MAY SAVINGS IMPACT - 0.9 1.9 1.9 1.9 JUNE SAVINGS IMPACT - 0.1 0.4 0.4 0.4 JULY SAVINGS IMPACT - - 0.5 0.6 0.6 AUG SAVINGS IMPACT - - 0.3 0.5 0.5 SEPT SAVINGS IMPACT - - 0.3 1.9 1.9 OCT SAVINGS IMPACT - - - 0.2 0.3 NOV SAVINGS IMPACT - - - - - LESS: SEVERANCE - - (1.3) (0.8) - TOTAL - $1.0 $2.1 $4.8 $5.6 NOTE: THE ABOVE TABLE ILLUSTRATES THE EXPECTED QUARTERLY IMPACT TO EXPENSES FROM OUR COST REDUCTION ACTIONS THAT OCCURRED FROM MAY TO OCT 2024 AND ASSUMES MID-MONTH CONVENTION FOR HEADCOUNT ACTIONS

BEASLEY BROADCAST GROUP: TOMORROW’S MEDIA COMPANY TODAY Q3 2024 BRIDGE FROM REPORTED ADJ. EBITDA TO EBITDA, PER INDENTURE: $’S IN MILLIONS Reported Adj EBITDA Nonrecurring items (1) Contract Services (2) Non-cash trade adjustments (3) Property & Franchise Taxes (3) Pro forma cost savings (3) EBITDA, per Indenture (3) (1) REFLECTS EXPENSES FROM SHUTDOWN OF GUARANTEED DIGITAL, THE OUTLAWS AND THE LMA OF WBOS AS PREVIOUSLY DISCLOSED IN OUR Q3 EARNINGS CALL (2) REFLECTS CONTRACT SERVICES FOR SYSTEMS IMPLEMENTATIONS (3) REFLECTS ITEMS ADDED BACK TO EBITDA, AS DEFINED IN THE INDENTURES FOR THE 11% SENIOR SECURED FIRST LIEN AND 9.2% SENIOR SECURED SECOND LIEN NOTES DUE 2028

A P P E N D I X

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA AND EBITDA PER THE INDENTURE - UNAUDITED Three months ended Nine months ended September 30, September 30, 2024 2023 2024 2023 Net loss $ -3,560,575 $ -67,536,837 $ -3,829,626 $ -81,504,032 Interest expense 6,092,820 6,445,746 17,773,957 19,764,067 Income tax benefit -1,309,803 -23,299,388 -1,796,019 -26,285,207 Depreciation and amortization 1,788,126 2,201,664 5,455,622 6,626,974 EBITDA 3,010,568 -82,188,815 17,603,934 -81,398,198 Severance expenses 1,247,305 279,700 2,501,502 279,700 Stock-based compensation 358,206 177,814 773,258 533,421 FCC licenses impairment losses - 78,204,065 - 88,245,065 Goodwill impairment losses 922,000 10,582,360 922,000 10,582,360 Gain on sale of investment - -6,026,776 - - Other loss (income), net 75,120 -1,106,918 -552,145 -1,684,168 Equity in earnings of unconsolidated affiliates, net of tax -60,320 18,744 -60,036 135,877 Adjusted EBITDA $ 5,552,879 $ 5,966,950 $ 15,161,737 $ 16,694,057 Non-recurring restructuring and reformatting expenses 760,637 760,637 - - Contract Services for System Implementation 183,333 183,333 - - Non-cash trade adjustments 133,949 -84,377 371,610 -451,100 Property & franchise taxes 520,049 479,965 1,414,668 1,401,879 Pro Forma Cost Savings 565,659 2,262,636 - - EBITDA Per Indenture $ 7,716,507 $ 6,362,538 $ 20,154,622 $ 17,644,836